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                                                                   EXHIBIT 23.3


                       CONSENT OF INDEPENDENT AUDITORS
                       -------------------------------


The Board of Directors
Pearle, Inc.:

We consent to the use of our report incorporated herein and to the reference to our firm under the heading "Experts" in the prospectus. Our report refers to a change in accounting for income taxes in 1994.


                                                 /s/ KPMG PEAT MARWICK LLP

                                                 KPMG Peat Marwick LLP

Dallas, Texas
November 25, 1997